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                                                                   Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To BANK ONE CORPORATION:

     As independent public accountants, we hereby consent to the incorporation of our report dated October 6, 1998, on the supplemental consolidated financial statements of BANK ONE CORPORATION included in this Current Report on Form 8-K dated October 6, 1998, into Banc One Corporation's previously filed Form S-8 Registration Statement No. 33-03470, Form S-8 Registration Statement No. 33-14475, Form S-8 Registration Statement No. 33-10822, Form S-8 Registration Statement No. 33-27849, Form S-8 Registration Statement
No. 33-34294, Form S-8 Registration Statement No. 33-37400, Form S-8 Registration Statement No. 33-20890, Form S-8 Registration Statement
No. 33-20990, Form S-8 Registration Statement No. 33-40041, Form S-8 Registration Statement No. 33-45473, Form S-8 Registration Statement
No. 33-46189, Form S-8 Registration Statement No. 33-53752, Form S-8 Registration Statement No. 33-55172, Form S-8 Registration Statement
No. 33-55174, Form S-8 Registration Statement No. 33-54100, Form S-8 Registration Statement No. 33-61760, Form S-8 Registration Statement
No. 33-61758, Form S-8 Registration Statement No. 33-60424, Form S-8 Registration Statement No. 33-50117, Form S-8 Registration Statement
No. 33-55149, Form S-8 Registration Statement No. 33-55315, Form S-8 Registration Statement No. 33-58923, Form S-8 Registration Statement
No. 333-00445, Form S-8 Registration Statement No. 333-26929, Form S-8 Registration Statement No. 333-27631, Form S-8 Registration Statement
No. 333-28281, Form S-8 Registration Statement No. 333-29395, Form S-8 Registration Statement No. 333-30419, Form S-8 Registration Statement
No. 333-30421, Form S-8 Registration Statement No. 333-30425, Form S-8 Registration Statement No. 333-30429, Form S-8 Registration Statement
No. 333-32053, Form S-3 Registration Statement No. 333-38387, and BANK
ONE CORPORATION's Form S-8 Registration Statement No. 333-60313.


                                         ARTHUR ANDERSEN LLP


Chicago Illinois,
October 6, 1998